                                                                   EXHIBIT 10.42

                                                 Contract Number - 23191-001-001
                                                  Effective Date - June 21, 2002

                     Addendum 4 To Master Services Agreement

         Exult, Inc. ("Service Provider") and Bank of America Corporation ("Customer") are parties to that certain Master Services Agreement dated as of November 21, 2000 (the "Agreement"). This Addendum 4 to the Agreement ("Addendum 4") is entered into by Service Provider and Customer as of June 21, 2002 ("Addendum 4 Effective Date").

         1. Scope. The Agreement is hereby amended by this Addendum 4 to (i) amend Schedule A to provide Customer with access to Service Provider's web toolkit system and a license to use the web toolkit software and documentation as described in the Addendum to Schedule A attached to this Addendum 4 ("Web Toolkit"); (ii) further amend Schedule A to describe the support and maintenance services to be provided by Service Provider for the Web Toolkit; and (iii) amend Schedule C to set forth the [***]* Fee for the Web
                                                           ---
              Toolkit and the mechanism for adjusting the Baseline Charges to cover Service Provider's support and maintenance for the Web Toolkit during the Term.

         For and in consideration of the agreements set forth herein, Service Provider and Customer hereby enter into this Addendum 4 as of the Addendum 4 Effective Date.

                                           Bank of America Corporation

                                           By: _______________________________
                                               Name:  Christina McLaughlin
                                               Title: Sr. VP Personnel Services

                                           By: _______________________________
                                               Name:  Betty Luther
                                               Title: VP Supply Chain Management



                                           Exult, Inc.

                                           By: _______________________________
                                               Name:  Barbara Williams
                                               Title:



Addendum 4 - Version 1.8 Final                  1        Bank of America / Exult
Dated - June 21, 2002
*Confidential information has been omitted.

Proprietary and Confidential                             Bank of America / Exult

                               SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

                                   ADDENDUM 4



Schedule A  - Version 1.8 Final              i           Bank of America / Exult
Dated - June 21, 2002

Proprietary and Confidential                               Bank of America/Exult

                                   SCHEDULE A

                             Description of Services

Section 1: Schedule A to the Agreement is hereby amended by the addition of a new Section 4 thereto as follows:

         4      Web Toolkit System

         4.1    Web Toolkit

         Service Provider will provide Customer with access to the Web Toolkit system. The materials included in the Web Toolkit system provided hereunder are the current version of the software and documentation described below:

         Software

         - [***]*
            ---

         Technical Documentation

         - [***]*
            ---


         4.2    License

         Subject to the terms of this Addendum 4 and the Agreement, Service
         Provider grants to Customer a [***]* license to use the Web Toolkit
                                        ---
         materials set forth in Section 4.1 above for Customer's internal business purposes only, for [***]* Customer employees, and to make [***]* copies of the Web Toolkit materials to support such use. This
          ---
         grant extends to Customer and Customer Affiliates. Customer may not use the Web Toolkit system and/or materials to process data for any other entity, nor to perform any services for another entity. Service Provider retains exclusive ownership of the Web Toolkit, including the functionality described in Section 4.1 above, and all intellectual property rights relating thereto, which shall be considered Service Provider Proprietary Software under the Agreement. The Web Toolkit and all documentation relating thereto are the Confidential Information of Service Provider. The license granted above is the only license granted hereunder and no other license or rights are implied.

          4.3   Additional Provisions

         The license granted under this Addendum 4 is subject to all other terms and conditions of the Agreement relating to Service Provider Software, including but not limited to Sections 12 (Software and Proprietary Rights), 13 (Mutual Representations and Warranties; Disclaimers), 16 (Confidentiality and Security), 19 (Indemnities), and 20 (Damages). Any New Intellectual Property relating to functionality other than as described in Section 4.1 would require a subsequent Addendum or Change Order.

Section 2:      Schedule A is further amended by adding new Sections 2.2.3,
                2.2.4 and 2.2.5 relating to support and maintenance for the Web Toolkit during the Term:

                2.2.3    Web Toolkit Maintenance and Support

                Service Provider will provide support and maintenance for the Web Toolkit system and
Sch. A - Addendum 4 V 1.8 Final                 Agreement Number - 23191-001-001
Date - June 21, 2002

Proprietary and Confidential                               Bank of America/Exult

                materials consistent with the scope of software support and maintenance provided by Service Provider for other software applications in the Service Provider IT Domain in accordance with Section 2.2.2 of Schedule A of the Agreement.

                2.2.4   Changes

                Any additional changes to the scope of maintenance will be handled using Change Control Procedures under the Agreement and shall be documented in a Change Order.

             2.2.5   Assumptions

                    2.2.5.1  [***]*.
                              ---
                    2.2.5.2  [***]*.
                              ---
                    2.2.5.3  [***]*.
                              ---

Sch. A - Addendum 4 V 1.8 Final                 Agreement Number - 23191-001-001
Date - June 21, 2002

Proprietary and Confidential                             Bank of America / Exult


                               SERVICES AGREEMENT

                                   SCHEDULE C

                                FEES AND CHARGES

                                   ADDENDUM -

Schedule C  - Version 1.8 Final               i          Bank of America / Exult
Dated - June 21, 2002

Proprietary and Confidential                             Bank of America / Exult

                                   SCHEDULE C

                                Fees and Charges

Schedule C to the Agreement is hereby amended by the addition of new Sections
4.1.9 and 4.1.10 thereto as follows:

                4.1.9 [***]* Fee. Upon execution of this Addendum 4, Customer agrees to pay to Service Provider a [***]* fee of [***]*
                                                     ---           ---
                ("[***]* Fee") as consideration for the access and a license to
                   ---
                the Web Toolkit granted under this Addendum 4.

                4.1.10 Baseline Charges Adjustment for Web Toolkit Maintenance. The Parties will use the Change Control Procedures to make appropriate adjustments to the Baseline Charges for IT under
                Section 4.1.1.1 of Schedule C of the Agreement to address the [***]*, and to address [***]*.
                 ---                    ---

Schedule C  - Version 1.8 Final             1            Bank of America / Exult
Dated - June 21, 2002